UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): June 18, 2008 (June 17, 2008)

Sona Mobile Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-12817	95-3087593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue New York, New York	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number including area code: (212) 486-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 28, 2008, Sona Mobile Holdings Corp. (the “Company”) entered into a Bridge Loan Financing Agreement (the “Agreement”) with Shawn Kreloff, Chairman and CEO, and his wife, Victoria Corn (the “Investor”) pursuant to which the Investor is willing to lend the Company up to One million Dollars ($1,000,000) by one or two installments under unsecured promissory notes that would be convertible into a subsequent financing by the Company.  Each unsecured promissory note would mature in 90 days from the date of issuance of each Note at the rate of 8% per annum accruing from the date of issuance.

Pursuant to the Agreement, on June 16, 2008 or within three (3) days of June 16, 2008, or at such other time and place as the Company and the Investor mutually agree (the “Guaranteed Closing” and the “Guaranteed Closing Date”), the Investor shall fund Four Hundred Seventy One Thousand and Seven Hundred and Fifty Dollars ($471,750) from the Downpayment due to Investor from sale of real estate.  In the event the Downpayment was not released to Investor due to extraordinary circumstances, then such Guaranteed Closing would occur at the time of such release.

On June 17, 2008, Investor funded the $471,750 and was issued a Bridge Loan Note (“Note 1”) for said amount pursuant to the terms of the Agreement.  The entire indebtedness due pursuant to the Note 1 shall be all due and payable within ninety (90) days from the date of Note 1.  There is no timing commitment as to the remaining amount under the Bridge Loan Financing Agreement.

The press release issued by the Company on June 18, 2008 related hereto is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(e)           Short-term debt obligation

See the disclosure above under Item 1.01, which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

See the disclosure above under Item 1.01, which is incorporated herein by reference.

The foregoing shall not be construed as indicating that the company believes that the above matter constitutes new material information or otherwise is required to be disclosed pursuant to Regulation FD.

Item 9.01.	Financial Statements and Exhibits

      (d)           Exhibits

10.1	Bridge Loan Financing Agreement between Sona Mobile Holdings Corp. and Shawn Kreloff and Victoria Corn, effective June 17, 2008.

10.2	Bridge Loan Note dated June 17, 2008 for $471,750.

99.1	Press Release, dated June 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sona Mobile Holdings Corp. (Registrant)

Date: June 18, 2008	By:	/s/ STEPHEN FELLOWS
	Name:	Stephen Fellows
	Title:	Chief Financial Officer

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